SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31: 2004

MPAC CORPORATION
(Exact name of Registrant as Specified in its Charter)

NEVADA	000-49951	91-2084507
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
320 - 1100 Melville Street Vancouver, British Columbia Canada V6E 4A6,

(Address of Principal Administrative Offices)

Registrant's Telephone Number, Including Area Code: (604) 688-3931 xt. 4

Item 1. Changes in Control of Registrant

NONE

Item 2. Acquisition or Disposition of Assets

NONE

Item 3. Bankruptcy or Receivership

NONE

Item 4. Changes in Registrant's Certifying Accountants

NONE

Item 5. Other Events and Regulation FD Disclosure

NONE

Item 6. Resignation of Registrant's Directors

On May 31,2004 MPAC Resources Corporation accepted a letter of resignation from Dr. Peter Guest, resigning from the board of directors and as Chief Executive Officer of the company. The resignation from both positions was effective May 31, 2004. The resignation was offered for personal reasons. The resigning director and the company part ways on good terms and with no outstanding issues.

Item 7. Financial Statements and Exhibits.

NONE

Item 8. Changes in Fiscal Year

NONE

Item 9. Regulation FD Disclosure

NONE

Item 10. Amendments to Registrant's Code of Ethics, or Waiver of the Provision of the Code of Ethics

NONE

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

NONE

Item 12. Results of Operations and Financial Condition.

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MPAC CORPORATION
Registrant

By:	/s/ Adam Smith

	Name:	Adam Smith
	Title:	Corporate Secretary

Dated: June 2, 2004